                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549


                               ----------------

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


       Date of Report (date of earliest event reported)      May 6, 1997
                                                       ------------------------

                            OXIS INTERNATIONAL, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



   DELAWARE                      0-8092                        94-1620407
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(STATE OR OTHER         (COMMISSION FILE NUMBER)             (IRS EMPLOYER
JURISDICTION OF                                          IDENTIFICATION NUMBER)
INCORPORATION)

6040 N. Cutter Circle, Suite 317, Portland, OR                   97217
--------------------------------------------------------------------------------
   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                    (ZIP CODE)


Registrant's telephone number, including area code.      (503) 283-3911
                                                    ----------------------------

--------------------------------------------------------------------------------
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


                                                    Exhibit Index at page:  6
                                                                          -----

ITEM 5.   OTHER EVENTS
          ------------

         (a) On May 6, 1997 OXIS International, Inc. (the "Company") announced that it had entered into an agreement with its underwriters whereby 10,000,000 shares of the Company's common stock would be listed on the Paris stock market, Le Nouveau Marche, no later than May 15, 1997 and that the settlement from the sale of such shares would close no later than May 20, 1997. The Company will be the first previously listed U.S. NASDAQ company to also be listed on Le Nouveau Marche, a Paris based stock exchange specifically designed to meet the needs of emerging growth companies.


         (b) On May 13, 1996 the Company announced that it reached an agreement with its underwriter on the price of the shares of its common stock to be sold on the Nouveau Marche. The announcement stated that the Company had agreed to sell nine million (9,000,000) shares of its common stock for 41.4 Million French francs. In addition, the announcement stated that the underwriter has an over-allotment option to purchase 2.5 million shares within 30 days of the listing of the offering. (After this announcement the over-allotment purchase option was reduced to 1.35 million shares upon the request of the Commission des Operations de Bourse, the French securities regulatory authority.)

             All of the securities mentioned herein have not been registered under the Securities Act of 1933, as amended. The foregoing securities may not be offered or sold in the United States.


             A copy of the press releases with respect to the offering referenced above and the listing of the Company's common stock on Le Nouveau Marche are attached as exhibits to this report.


             Certain of the statements made in this report and in the attached press releases are forward looking statements that are based on current expectations which involve a number of uncertainties. The events described herein may not occur in a timely manner, or at all. Accordingly, the Company's future activities may differ materially from those projected in the forward-looking statements.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
        ------------------------------------------------------------------

         (c)       Exhibits


99.1     Press Release, dated May 6, 1997

99.2     Press Release, dated May 13, 1997

ITEM 9. SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S
        ---------------------------------------------------

(a)  Date of Sale:  May 20, 1997
     ------------
     Title of Securities Sold:  Common Stock
     ------------------------
     Amount of Securities Sold:  9,000,000 shares
     -------------------------

(b) Principal Underwriters: Credit Lyonnais, 81 Rue de Richelieu, 75002 ---------------------- Paris, France

(c)  Offering Price of Securities (sold for cash): 41.4 Million French francs
     --------------------------------------------
     (4.60 French francs per share)

     Underwriting Discount/Commissions:
     ---------------------------------

              Management fee     2.00%,     828,000 French francs

              Underwriting fee   2.50%,   1,035,000 French francs

              Placement fee      2.50%,   1,035,000 French francs

(d)  Section of the Securities Act or rule of the Commission under which the
     -----------------------------------------------------------------------
     issuer claimed exemption from registration: Regulation S, Rules 901-904
     ------------------------------------------
     inclusive.


   Facts relied upon to make the exemption available include the following:
   -----------------------------------------------------------------------

   .  The issuer is a reporting issuer.

   .  The transaction was an Offshore Transaction as defined in Rule 902.

   . No directed selling efforts were made in the United States by the issuer, a distributor, any of their respective affiliates, or any person acting on behalf of the foregoing.

   .  Offering restrictions, as defined in Rule 902, were implemented.

   . By the terms of the offering, no offer or sale, if made prior to the expiration of the 40-day restricted period, may be made to a U.S. Person, as defined in Rule 902.

(e)  Not Applicable.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         OXIS INTERNATIONAL, INC.
                                         (Registrant)


Dated: June 2, 1997                      By:      /s/Jon S. Pitcher
                                                --------------------------------
                                         Name:    Jon S. Pitcher
                                                --------------------------------
                                         Title:   Chief Financial Officer and
                                                --------------------------------
                                                   Vice President
                                                --------------------------------

                                 EXHIBIT INDEX
                                 -------------


                                                                   Page Number in
                                                               Sequentially Numbered
     Exhibit No.                   Description                     Current Report
     -----------                   -----------                     --------------
        99.1            Press Release dated May 6, 1997

        99.2            Press Release dated May 13, 1997


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